Exhibit 99.74

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 1999
           Series 1999-01, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.19781
                                                       -----------------------
       Weighted average maturity                                       354.48
                                                       -----------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                Principal
            Principal Per    Prepayments Per   Interest Per
      Class  Certificate       Certificate      Certificate    Payout Rate
      -----  -----------       -----------      -----------    -----------
       R    $1000.00000000   $ 945.30000000  $    5.40000000   %6.48000000
       PO   $   3.96464746   $   3.00996379  $    0.00000000   %0.00000000
       A1   $   0.81498449   $   0.77038292  $    5.41666671   %6.50000005
       A2   $  17.51608760   $  16.55748623  $    5.41666667   %6.50000001
       A3   $   0.00000000   $   0.00000000  $    5.41666429   %6.49999714
       A4   $   0.00000000   $   0.00000000  $    5.41666697   %6.50000036
       A5   $   0.00000000   $   0.00000000  $    5.41666678   %6.50000013
       A6   $   0.00000000   $   0.00000000  $    5.41666571   %6.49999886
       A7   $   0.00000000   $   0.00000000  $    6.66666667   %8.00000000
       A8   $   0.00000000   $   0.00000000  $    5.41666429   %6.49999714
       A9   $   0.00000000   $   0.00000000  $    5.41666429   %6.49999714
       A10  $   0.00000000   $   0.00000000  $    5.41666429   %6.49999714
       A11  $   0.00000000   $   0.00000000  $    5.41666429   %6.49999714
       A12  $   0.00000000   $   0.00000000  $    5.41666667   %6.50000000
       A13  $   0.00000000   $   0.00000000  $    6.66666667   %8.00000000
       A14  $   0.00000000   $   0.00000000  $    5.41667000   %6.50000400
       A15  $   0.00000000   $   0.00000000  $    5.41667000   %6.50000400
       M    $   0.81498425   $   0.00000000  $    5.41666692   %6.50000031
       B1   $   0.81498356   $   0.00000000  $    5.41666674   %6.50000009
       B2   $   0.81498479   $   0.00000000  $    5.41666706   %6.50000047
       B3   $   0.81498479   $   0.00000000  $    5.41666706   %6.50000047
       B4   $   0.81498754   $   0.00000000  $    5.41666962   %6.50000355
       B5   $   0.81498161   $   0.00000000  $    5.41666417   %6.49999700

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       N/A             $       N/A

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            51,667.74
                                                               -----------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       694,750,701.24
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:              2,107
                                                               ---------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance           Cusip
-----         -------          -----------------       -------           -----
R    $                 100.00  $            0.00  $             0.00  36157RZY4
PO   $             987,918.86  $      984,002.11  $           996.04  GEC9901PO
A1   $          67,565,789.00  $   67,510,723.93  $           999.19  36157RZH1
A2   $         571,282,002.00  $  561,275,376.41  $           982.48  36157RZJ7
A3   $           1,400,000.00  $    1,400,000.00  $         1,000.00  36157RZK4
A4   $           8,341,146.00  $    8,341,146.00  $         1,000.00  36157RZL2
A5   $           7,568,854.00  $    7,568,854.00  $         1,000.00  36157RZM0
A6   $           3,500,000.00  $    3,500,000.00  $         1,000.00  36157RZN8
A7   $           2,100,000.00  $    2,100,000.00  $         1,000.00  36157RZP3
A8   $           1,400,000.00  $    1,400,000.00  $         1,000.00  36157RZQ1
A9   $           1,400,000.00  $    1,400,000.00  $         1,000.00  36157RZR9
A10  $           1,400,000.00  $    1,400,000.00  $         1,000.00  36157RZS7
A11  $           1,400,000.00  $    1,400,000.00  $         1,000.00  36157RZT5
A12  $           3,000,000.00  $    3,000,000.00  $         1,000.00  36157RZU2
A13  $           3,300,000.00  $    3,300,000.00  $         1,000.00  36157RZV0
A14  $           1,000,000.00  $    1,000,000.00  $         1,000.00  36157RZW8
A15  $           1,000,000.00  $    1,000,000.00  $         1,000.00  36157RZX6
SUP  $         664,071,403.00  $  654,014,896.36  $           984.86  GEC991SUP
M    $          13,039,528.00  $   13,028,900.99  $           999.19  36157RZZ1
B1   $           5,638,715.00  $    5,634,119.54  $           999.19  36157RA21
B2   $           3,171,777.00  $    3,169,192.05  $           999.19  36157RA39
B3   $           3,171,777.00  $    3,169,192.05  $           999.19  36157RA47
B4   $           1,409,678.00  $    1,408,529.13  $           999.19  36157RA54
B5   $           1,762,101.12  $    1,760,665.04  $           999.19  36157RA62

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            25       Principal Balance        $ 11,906,252.95
                              --------                            --------------
       2.   60-89 days
            Number            0        Principal Balance        $          0.00
                              --------                            --------------
       3.   90 days or more
            Number            0        Principal Balance        $          0.00
                              --------                            --------------
       4.   In Foreclosure
            Number            0        Principal Balance        $          0.00
                              --------                            --------------
       5.   Real Estate Owned
            Number            0        Principal Balance        $          0.00
                              --------                            --------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                $          0.00
                                                                      ----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                         $          0.00
                                                                   -------------

       2.   Bankruptcy Loss Amount:                             $          0.00
                                                                   -------------

       3.   Fraud Loss Amount:                                  $          0.00
                                                                   -------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------

G.
            Opening   Reimbursement  Rounding Amount      Closing
Class      Balance       Amount       (Withdrawl)        Balance
-----      -------       ------       -----------        -------
A7_INT  $ 42,000.00  $        0.00  $      2,625.00    $39,375.00
A13_INT $ 49,500.00  $        0.00  $      4,125.00    $45,375.00
A6      $    999.99  $        0.00  $          0.00    $   999.99
A12     $    999.99  $        0.00  $          0.00    $   999.99
A14     $    999.99  $        0.00  $          0.00    $   999.99
A15     $    999.99  $        0.00  $          0.00    $   999.99

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.